UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 7, 2006

                               COURIER CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)

                                  Massachusetts
                                  -------------
         (State or other jurisdiction of incorporation or organization)

                         Commission File Number: 0-7597

                 IRS Employer Identification Number: 04-2502514

     15 Wellman Avenue, North Chelmsford, MA                       01863
     ---------------------------------------                       -----
    (Address of principal executive offices)                     (Zip Code)

                                 (978) 251-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                    No Change
                                    ---------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
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Appointment of Principal Officers.
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At a regular meeting of the Board of Directors of the Registrant held on
Tuesday, November 7, 2006, the Board voted to promote Robert P. Story, Jr., Senior Vice President and Chief Financial Officer, to Executive Vice President and Chief Operating Officer, effective November 13, 2006. Mr. Story, age 55, became Senior Vice President and Chief Financial Officer in April 1989. He joined Courier in November 1986 as Vice President and Treasurer. He was elected a Director of the Company in February 1995. The Board also voted to promote Peter Folger, Vice President and Corporate Controller, to Senior Vice President and Chief Financial Officer, effective November 13, 2006. Mr. Folger, age 53, has been Controller since 1982 and became Vice President in November 1992. The Board also voted to promote Kathleen Leon to Corporate Controller, effective November 13, 2006. Ms. Leon, age 50, joined Courier Corporation in 1991 as Assistant Controller. The Registrant issued a press release on November 13, 2006 announcing these promotions as well as the impending retirement in June 2007 of George Q. Nichols, Corporate Senior Vice President and Chairman of National Publishing Company. The full text of the press release is furnished as Exhibit
99.1 hereto.

Item 9.01. Financial Statements and Exhibits.
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(d)  Exhibits.

99.1 Press Release of Courier Corporation dated November 13, 2006.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COURIER CORPORATION

                                             By: /s/ Peter M. Folger
                                                 -------------------
                                                 Peter M. Folger
                                                 Senior Vice President and Chief
                                                 Financial Officer

Date: November 13, 2006

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                                  Exhibit Index


99.1 Press Release of Courier Corporation dated November 13, 2006